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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1996, except for Note 16, as to which the
date is May 31, 1996, in the Registration Statement (Form S-3, No. 333-    ) and
related Prospectus of Young Broadcasting Inc. dated June 18, 1996, for the registration of 5,272,585 shares of its common stock.

                                         Ernst & Young LLP

New York, New York
June 17, 1996